UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2021

Pegasus Digital Mobility Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-40945 (Commission File Number)	98-1596591 (IRS Employer Identification No.)

71 Fort Street George Town Grand Cayman Cayman Islands (Address of principal executive offices)	KY1-1106 (Zip Code)

Registrant’s telephone number, including area code: +1345 769-4900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-half of one redeemable Warrant	PGSS.U	New York Stock Exchange
Class A Ordinary Shares, par value $0.0001 per share	PGSS	New York Stock Exchange
Redeemable Warrants, each exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	PGSS.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 21, 2021, the Registration Statement on Form S-1 (File No. 333-259860) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Pegasus Digital Mobility Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On October 26, 2021, the Company consummated the IPO of 20,000,000 units (the “Units”). The Company also granted the underwriters a 45-day over-allotment option to purchase up to 3,000,000 additional Units at the initial public offering price. Each Unit consists of one Class A ordinary share, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company, with each whole warrant entitling the holder thereof to purchase one whole Class A Ordinary Share at a price of $11.50 per share, subject to adjustment as provided in the prospectus included in the Registration Statement. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $200 million.

On October 26, 2021, simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 9,000,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, Pegasus Digital Mobility Sponsor LLC (the “Sponsor”), which purchased 9,000,000 Private Placement Warrants, generating gross proceeds to the Company of $9,000,000 in the aggregate. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that, so long as they are held by the Sponsor or its permitted transferees: (1) they will not be redeemable by the Company (except in certain redemption scenarios when the price per Class A Ordinary Share equals or exceeds $10.00 (as adjusted)); (2) they (including the Class A Ordinary Shares issuable upon exercise of Private Placement Warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the Company’s initial business combination; (3) they may be exercised by the holders on a cashless basis; and (4) they (including the Class A Ordinary Shares issuable upon exercise of the Private Placement Warrants) are entitled to registration rights. The Sponsor will purchase up to an additional 900,000 Private Placement Warrants if the underwriters’ over-allotment option is exercised. The Private Placement Warrants will be issued in transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”), in reliance on Section 4(a)(2) and Rule 506(b) of Regulation D under the Act.

A total of $202,000,000, comprised of the net proceeds of the IPO and the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay the Company’s taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest to occur of: (1) the completion of the Company’s initial business combination; (2) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company's amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 15 months from the closing of the IPO (extendable at the Sponsor’s option up to 21 months) or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (3) the redemption of the Company’s public shares if the Company has not completed its initial business combination within 15 months from the closing of the IPO (extendable at the Sponsor’s option up to 21 months), subject to applicable law.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Registration Statement:

•	An Underwriting Agreement, dated October 21, 2021, between the Company and Barclays Capital Inc., the representative of the several underwriters.

•	A Warrant Agreement, dated October 21, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated October 21, 2021, among the Company, the Sponsor and the Company’s officers and directors.

•	An Investment Management Trust Agreement, dated October 21, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated October 21, 2021, among the Company, the Sponsor and certain other security holders named therein.

•	An Administrative Services Agreement, dated October 21, 2021, between the Company and Strategic Capital Management Holdings, LLC.

•	A Sponsor Warrants Purchase Agreement, dated October 21, 2021, between the Company and the Sponsor.

•	Indemnity Agreements, each dated October 21, 2021, between the Company and each of its officers and directors.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and attached hereto as Exhibits 1.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, and 10.7, respectively.

Item 3.02 Unregistered Sales of Equity Securities.

The information in Item 1.01 of this Current Report regarding the sale of Private Placement Warrants to the Sponsor pursuant to Section 4(a)(2) of the Act is hereby incorporated into this Item 3.02 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the IPO, the Company filed its previously approved Amended and Restated Memorandum and Articles of Association, adopted on October 21, 2021, with the Registrar of Companies in the Cayman Islands. The foregoing description is qualified in its entirety by reference to the full text of the Amended and Restated Memorandum and Articles of Association, which is incorporated by reference herein and attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 21, 2021, between the Company and Barclays Capital Inc., the representative of the several underwriters
3.1	Amended and Restated Memorandum and Articles of Association
10.1	Warrant Agreement, dated October 21, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent
10.2	Letter Agreement, dated October 21, 2021, among the Company, the Sponsor and the Company’s officers and directors
10.3	Investment Management Trust Agreement, dated October 21, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee
10.4	Registration Rights Agreement, dated October 21, 2021, among the Company, the Sponsor and certain other security holders named therein
10.5	Administrative Services Agreement, dated October 21, 2021, between the Company and Strategic Capital Management Holdings, LLC
10.6	Sponsor Warrants Purchase Agreement, dated October 21, 2021, between the Company and the Sponsor
10.7	Form of Indemnity Agreement, between the Company and each of its officers and directors (incorporated by reference to Exhibit 10.7 to the Company’s Registration Statement on Form S-1 (File No. 333- 259860) filed on October 8, 2021)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pegasus Digital Mobility Acquisition Corp.

Dated: October 26, 2021	By:	/s/ Dr. Sir Ralf Speth
Dr. Sir Ralf Speth
Chief Executive Officer and Chairman of the Board of Directors